Acquisitions	3 Months Ended
Mar. 31, 2015
Acquisitions [Abstract]
Acquisitions

Note 2. Acquisitions

Fiscal 2015 Transaction

Transaction in China

On February 10, 2015, the Company acquired certain assets and assumed certain liabilities of Intelligent CAD/CAM Technology Ltd., a Hong Kong company. This acquisition is expected to enable the Company to expand its operations in the Chinese market.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Fiscal 2014 Transaction

Solid Concepts transaction

On July 14, 2014 (the “Solid Concepts transaction date”), the Company completed the acquisition of 100% of the outstanding shares of Solid Concepts Inc. (“Solid Concepts”), an independent additive manufacturing service bureau for a total consideration of approximately $185.4 million. This transaction has enabled the Company to expand its existing digital manufacturing printed parts services and to create a leading strategic platform to meet a broad range of customers' additive manufacturing needs and provide opportunities to leverage manufacturing services capabilities.

In exchange for 100% of the outstanding shares of Solid Concepts, the Company issued 978,601 ordinary shares, paid cash upon closing and was obligated to pay an additional holdback cash payment deferred for six months, which was paid in January 2015. In addition, the Company is obligated to pay additional deferred payments in three separate annual installments after the Solid Concepts transaction date (“deferred payments”). Subject to certain requirements for cash payments, the Company retains the discretion to settle the deferred payments in its shares, cash or any combination of the two. The deferred payments are also subject to certain adjustments based on the Company's share price.

The Solid Concepts transaction is reflected in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Solid Concepts stockholders for the Solid Concepts transaction:

U.S. $ in thousands
Issuance of ordinary shares	$97,869
Cash paid upon closing	40,130
Holdback amount	3,839
Deferred payments	43,576
Total fair value of consideration transferred	$185,414

The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date.

The fair value of the deferred payments was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date, adjusted to reflect a discount for lack of marketability for the applicable periods. The discount for lack of marketability was calculated based on the historical volatility of the Company's share price and thus represents a Level 3 measurement within the fair value hierarchy.

The deferred payments are recognized as liabilities at fair value in the Company's consolidated balance sheets and are classified under short-term and long-term obligations in connection with acquisitions. The fair value of the deferred payments as of March 31, 2015 was $22.4 million. The total amount of the deferred payments, which does not reflect a discount for lack of marketability, was approximately $25.8 million, based on the Company's share price as of March 31, 2015.

The fair value of the deferred payments is primarily linked to the Company's share price. An increase of 10% of the Company's share price as of March 31, 2015 would have increased the fair value of the deferred payments by $2.2 million.

In addition, changes in level 3 inputs that were used in the fair value calculation might change the fair value of the deferred payments. A decrease of 10% in the Company's share price volatility used in the calculation for discount for lack of marketability as of March 31, 2015 would increase the fair value of the Company's deferred payments liability by approximately $0.7 million.

Under the terms of the definitive agreement, certain of Solid Concepts' employees may also qualify for retention-related payments that are linked to the Company's share price. The retention-related payments will be paid in three separate annual installments after the Solid Concepts transaction date (“deferred retention payments”).

Expense due to the deferred retention payments of $0.1 million was recorded during the three months ended March 31, 2015. Based on the Company's share price as of March 31, 2015, the total deferred retention payments will amount to approximately $30.3 million.

Subject to certain requirements for cash payments, the Company retains the discretion to settle any of the amounts payable under the definitive agreement in its shares, cash or any combination of the two. These amounts are also subject to certain adjustments based on the Company's share price.